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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





                                 MARCH 1, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               WEBMD CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                      0-24975                 94-3236644
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)




                              RIVER DRIVE CENTER 2
                                669 RIVER DRIVE
                      ELMWOOD PARK, NEW JERSEY 07407-1361
          -----------------------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (201) 703-3400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




             ------------------------------------------------------
             (Former name or address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

         On May 26, 2000, WebMD Corporation entered into a Data Rights Agreement with Quintiles Transnational Corp. Under this agreement, which was entered into in connection with the sale of ENVOY Corporation by Quintiles to WebMD, WebMD agreed to provide to Quintiles de-identified data available to WebMD from ENVOY's transaction services and other data available to WebMD which Quintiles can use to provide data products to third parties. De-identified data is data that has all elements removed from it that would make that data individually identifiable to a particular person. The agreement stipulates that WebMD is not required to provide data to Quintiles if, among other things, it is prohibited from doing so by applicable law.

         On February 23, 2001 pursuant to the specific provisions of the Data Rights Agreement, WebMD notified Quintiles that it was suspending the delivery of data in its current form to Quintiles because WebMD believed that there are state privacy laws that prohibit or limit WebMD and ENVOY from providing such data because of the possibility that certain of the data elements being provided to Quintiles could be used to identify a specific person. WebMD has no information that any person has been so identified but took action to ensure that the data provided to Quintiles conformed to applicable law. This decision was reached after careful consideration of federal and state laws as well as the current regulatory environment, including recently enacted federal privacy regulations.

         Without notice to WebMD and without any opportunity for WebMD to be heard, Quintiles obtained from the Wake County, North Carolina Superior Court on Sunday night, February 25, 2001 an order temporarily restraining WebMD from further interruption of the data delivery to Quintiles. On March 1, 2001, WebMD removed the Quintiles lawsuit to the Federal District Court for the Eastern District of North Carolina and has filed a motion seeking to have the temporary restraining order dissolved.

         Quintiles disputes that there are any violations of any state privacy laws, but to the extent there have been any such violations, Quintiles is obligated to indemnify WebMD for any losses which it might suffer.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WEBMD CORPORATION



Dated: March 1, 2001                      By: /s/ Charles A. Mele
                                              ---------------------------------
                                                  Charles A. Mele
                                                  Executive Vice President
                                                  and General Counsel




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